UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2010

American Medical Alert Corp.
(Exact name of registrant as specified in its charter)

New York	333-54992	11-2571221
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3265 Lawson Boulevard, Oceanside, New York	11572
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (516) 536-5850

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement of communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 9, 2010, American Medical Alert Corp. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2010.  A copy of such press release is attached hereto as Exhibit 99.1.

As previously announced, the Company will host a webcast on Tuesday, November 9, 2010 to discuss its financial results for the quarter ended September 30, 2010, guidance for fiscal 2010, longer term outlook for 2011, and other business trends.  The Company invites investors and others to listen to the conference call live over the Internet or by dialing in to 877-407- 9205 at 10:00 a.m. ET.

What:	American Medical Alert Corp. Third Quarter 2010 Results
When:	Tuesday, November 9, 2010 at 10:00 a.m. ET
Where:	http://www.investorcalendar.com/IC/CEPage.asp?ID=162295
How:	Log on to the web at the address above, and click on the audio link or dial in 877-407-9205 to participate.

Following the conference call, the webcast will be available on the VCall website at http://www.investorcalendar.com/IC/CEPage.asp?ID=162295. The financial information presented in the webcast will also be available at http://amac.com/press.cfm.

In accordance with General Instruction B.2., the foregoing information is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information disclosed under Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

Item 7.01.  Regulation FD Disclosure.

On November 8, 2010, the Company issued a press release reaffirming guidance for the fiscal year ending December 31, 2010 and longer term outlook for the fiscal year ending December 31, 2011.  A copy of such press release is attached hereto as Exhibit 99.2.

In accordance with General Instruction B.2., the foregoing information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information disclosed under Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

99.1           Press release of American Medical Alert Corp., issued on November 9, 2010.
99.2           Press release of American Medical Alert Corp., issued on November 8, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   November 9, 2010

AMERICAN MEDICAL ALERT CORP.

By:	/s/ Richard Rallo
Name: Richard Rallo
Title: Chief Financial Officer